                                           Exhibit 10.48





                               USPS Contract

                                                  ORDER/SOLICITATION/OFFER/AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  1.  REQUISITION NO.
OFFEROR TO COMPLETE BLOCKS 13, 14, 16, 18, 23, 24 AND 28                                                              PAGE 1 OF 1
                                                                                      03-13188
----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT/ORDER NO.  3. AWARD/EFFECTIVE DATE   4. MASTER/AGENCY CONTRACT NO.    5. SOLICITATION NO.   6. SOLICITATION ISSUE DATE

   3AABRD-03-P-6080       06/16/2003                                                 3AAERD-03-A-1200      04/07/2003
----------------------------------------------------------------------------------------------------------------------------------
7. FOR SOLICITATION    a. NAME                                 b. TELEPHONE NO.   c. FAX NO.            8. OFFER DUE DATE/TIME
   INFORMATION CALL
                          Thomas Fallon                           (703) 280-7934     (703) 280-8428        04/28/2003
----------------------------------------------------------------------------------------------------------------------------------
9. ISSUED BY:                                      10. ACO     11. SOLICITATION   12. DELIVERY FOR FOB  13. DISCOUNT TERMS
   U.S. POSTAL SERVICE                                 CODE        METHOD             DESTINATION
   AUTOMATION CMC                                                                     UNLESS BLOCK IS
   8403 LEE HIGHWAY DEWEY BLDG                     3AABRD          / / RFQ            CHECKED               NET 30
   MERRIFIELD VA 22082-8150                                        /X/ RFP
   EMAIL: tfallon@email.usps.gov                                   / / ORAL           / / SEE SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
14a. SUPPLIER                                                  15a. BILLING ADDRESS
     Government Telecommunications, Inc.
     Thomas Cuneo
     4500 Southgate Place                                           U.S. POSTAL SERVICE
     Suite 300                                                      TECH. ACQ. MGT. - LINDA HUNT
     Chantilly    VA 20151                                          8403 LEE HIGHWAY DEWEY BLDG
                                                                    MERRIFIELD VA 22082-8148
TEL:   (703) 631-5155              FAX:
EMAIL:
----------------------------------------------------------------------------------------------------------------------------------
14b. / / CHECK BOX IF REMITTANCE IS DIFFERENT                  15b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 15a.
         AND PUT SUCH ADDRESS IN OFFER                              UNLESS BLOCK IS CHECKED  / / SEE ADDENDUM
----------------------------------------------------------------------------------------------------------------------------------
16. TYPE OF BUSINESS ORGANIZATION (Check all that apply)       17a. DELIVERY ADDRESS

    a. / / MINORITY BUSINESS   b. / / WOMAN-OWNED                   See Part 1
       / / BLACK AMERICAN      c. /X/ SMALL BUSINESS
       / / HISPANIC AMERICAN   d. / / EDUCATIONAL INSTITUTION
       / / NATIVE AMERICAN     e. / / NON-PROFIT ORGANIZATION       MERRIFIELD    VA 22082-8148
       / / ASIAN AMERICAN      f. / / NONE OF THE ABOVE
                                      ENTITIES                 17b. TELEPHONE NO.:
--------------------------------------------------------------
18. TAXPAYER IDENTIFICATION NO.: 52-1467966                    17c. DELIVER BY/END DATE:
----------------------------------------------------------------------------------------------------------------------------------
   19.                         20.                                 21.             22.             23.                  24.
ITEM NO.          SCHEDULE OF SUPPLIES/SERVICES                 QUANTITY          UNIT          UNIT PRICE            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
0001                  MPI Structured Wiring                       1,000            DO         $15,000,000.00      $15,000,000.00
                      Installation. The contractor
                      shall design, install, and
                      test a structured wiring
                      system as directed in task
                      orders in accordance with the
                      unit priced schedule on page
                      3-1.


----------------------------------------------------------------------------------------------------------------------------------
25.                                                             TOTAL AWARD AMOUNT (USPS Use Only)                 15,000,000.00
----------------------------------------------------------------------------------------------------------------------------------
26. / / The supplier is required to sign this document and      27. /X/ Award of Contract: Your offer on solicitation
        return ___ copies to the issuing office. The supplier       (block 5) is accepted as to items See Award Data Sheet
        agrees, subject to the terms and conditions specified                                         --------------------
        herein, to provide and deliver all items identified
        above and on any additional sheets.
----------------------------------------------------------------------------------------------------------------------------------
28a. SIGNATURE OF SUPPLIER                                      29a. UNITED STATES POSTAL SERVICE (SIGNATURE OF CONTRACTING
                                                                     OFFICER)
     /s/ Thomas M. Cuneo                                             /s/ Robert D. D'Orso
----------------------------------------------------------------------------------------------------------------------------------
28b. PRINTED NAME AND TITLE OF SUPPLIER     28c. DATE SIGNED    29b. PRINTED NAME OF CONTRACTING OFFICER         28c. DATE SIGNED

     Thomas M. Cuneo, Vice President             6/13/03             Robert D. D'Orso C.P.M.                          6/20/03
----------------------------------------------------------------------------------------------------------------------------------
PS FORM 8203 (MARCH 2002)

                              AWARD DATA SHEET
                         CONTRACT 3AAERD-03-P-6080

The parties agree that the contractor's offer on Solicitation 3AAERD-03-A-1200 includes all Amendments 001 through 005 and included the following additional modifications:

A.  ADDED CLAUSES

CLAUSE B-26  PROTECTION OF POSTAL SERVICE BUILDINGS, EQUIPMENT, AND
             VEGETATION (JANUARY 1997)

  The supplier must use reasonable care to avoid damaging buildings, equipment, and vegetation (such as trees, shrubs, and grass) on the Postal Service installation. If the supplier fails to do so and damages any buildings, equipment, or vegetation, the supplier must replace or repair the damage at no expense to the Postal Service, as directed by the contracting officer. If the supplier fails or refuses to make repair or replacement, the supplier will be liable for the cost of repair or replacement, which may be deducted from the contract price.

CLAUSE B-27  PERFORMANCE AT OCCUPIED POSTAL PREMISES (JANUARY 1997)

a.  In performing this contract, the supplier must:
    (1) Comply with applicable Occupational Safety and Health Standards (29 CFR 1910) promulgated pursuant to the authority of the Occupational Safety and Health Act of 1970;
    (2) Comply with any other applicable federal, state, or local regulations governing work-place safety to the extent they do no conflict with a.1 above; and
    (3) Take all other proper precautions to protect the safety and health of the supplier's employees, Postal Service employees, and the public.
b. The supplier must coordinate its use of the premises with the installation head or other representative designated by the contracting officer. Subjects of this coordination include the designation of work and storage areas; the extent, if any, of use by the supplier of Postal Service tools and equipment; the furnishing by the supplier of appropriate signs and barricades to exclude unauthorized personnel from the work areas and to call attention to hazards and dangers; and other matters relating to the protection of Postal Service employees and property.

CLAUSE 7-4  INSURANCE (JANUARY 1997)

a. During the term of this contract and any extension, the supplier must maintain at its own expense the insurance required by this clause. Insurance companies must be acceptable to the Postal Service. Policies must include all terms and provisions required by the Postal Service.

b. The supplier must maintain and furnish evidence of workers' compensation, employers' liability insurance, and the following general public liability and automobile liability insurance:

                               Bodily       Property Damage
                               Injury
                               ----------------------------------------------
         General Liability     $100,000     Per occurrence (as set forth in
                               per person*  the Schedule)
                               $500,000     Aggregate (as set forth in the
                               per          Schedule)
                               accident*
         Automobile            $100,000     $10,000 per occurrence
         Liability             per person*
                               $500,000     $10,000 aggregate*
                               per
                               accident*

         *Unless modified in the
          Schedule

c.  Each policy must include substantially the following provision:
"It is a condition of this policy that the company furnish written notice to the U.S. Postal Service 30 days in advance of the effective date of any reduction in or cancellation of this policy."
b. The supplier must furnish a certificate of insurance or, if required by the contracting officer, true copies of liability policies and manually countersigned endorsements of any changes. Insurance must be effective, and evidence of acceptable insurance furnished, before beginning performance under this contract. Evidence of renewal must be furnished not later than five days before a policy expires.
c. The maintenance of insurance coverage as required by this clause is a continuing obligation, and the lapse or termination of insurance coverage without replacement coverage being obtained will be ground for termination for default:

CLAUSE 6-1  CONTRACTING OFFICER'S REPRESENTATIVE (JANUARY 1997)

The contracting officer will appoint a contracting officer's representative
(COR), responsible for the day-to-day administration of the contract, who will serve as the Postal Service's point of contact with the supplier on all routine technical and program management matters. The COR will be authorized to issue and approve task orders under this contract in addition to the usual responsibilities and authorities of the COR.

The COR for this contract is Linda Hunt, Technology Acquisition Management. She can be contacted as follows:

    8403 Lee Highway (Dewey)
    Merrifield, Virginia 22082-8148
    (703) 280-7878

B.  REVISED DELIVERY SCHEDULE

The parties agree to replace Appendix A of the SOW with the attached delivery schedule.

C.  LINE ITEMS INCLUDED IN THE AWARD

The Postal Service accepts the contractor's final offer only on items relating to Category Six wiring. That is to say the funded contract award is only for items 0142-0282. The Postal Service also includes Option Items for Category Six wiring in the contract but is not yet exercising these Option items identified in Items 0424-0564.

The Postal Service hereby accepts Items 0565-0577 for inclusion in the contract. These items will be in effect throughout the term of the contract, including the additional term for any option items.

The Contract Line Item schedule attached reflects the above changes.

D.  SOW CHANGE

The last line of paragraph 1 of Section A.7 of the SOW has changed. There are no other changes except as may have been in Amendments to the RFP. Replace the SOW with Attachment Three to this Award Data Sheet.

E. ATTACHMENTS

    1. Revised Line Item Schedule, Pages 3-1 -- 3-8
    2. Revised Final Delivery Schedule, Two Pages
    3. Revised SOW

-------------------------------------------------------------------------------
                                                                 PAGE OF PAGES
        U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION           1       1
-------------------------------------------------------------------------------
1. MODIFICATION NO.  M 005         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080
2. a. DATE ISSUED:   09/25/2003         b. PR NO.:   03-26396
   c. FINANCE NO.:   660794             d. TIN/SSN:  52-1467966
-------------------------------------------------------------------------------
3. SUPPLIER:                            4. ISSUED BY:
   Government Telecommunications Inc.      U.S. POSTAL SERVICE
   4500 Southgate Place                    AUTOMATION CMC
   Suite 300                               8403 LEE HIGHWAY DEWEY BLDG
   Chantilly        VA 20151               MERRIFIELD VA 22082-8150

ATTENTION:                              FOR INFORMATION CALL:
   Bill Leonard                            [OMITTED FOR CONFIDENTIALITY]
   (703) 631-5155
                                        ACO CODE: 3AAERD
-------------------------------------------------------------------------------
5. The above numbered contract/order/agreement is modified as set forth in Block 6, by modification issued pursuant to authority of the Changes clause.
-------------------------------------------------------------------------------
6. DESCRIPTION OF MODIFICATION:
   This modification directs the attached changes to the SOW affecting paragraph B.5. and Attachment B-3. It also adds the requirement to install an MPI Network at the Engineering Center in Merrifield, VA. This work is funded under Finance Number 66-0007, PCN 3900.34.

                                USPS 1.013.00
                                   RECEIVED
                                   10/6/03

Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.
-------------------------------------------------------------------------------
7. ACCOUNTS PAYABLE DATA / / is not,  /X/ is changed, see

    Previous Grand Total:            $15,000,000.00
    Value of Modification:            $1,611,467.00
    New Grand Total:                 $16,611,467.00
-------------------------------------------------------------------------------
The supplier /X/ is not  / / is required to sign and return an original
and     copy(ies) of this modification to the Issuing Office (See Block 4).
-------------------------------------------------------------------------------
8. SIGNATURES: SUPPLIER                  U.S. POSTAL SERVICE

                                         [OMITTED FOR CONFIDENTIALITY]  9/25/03
-----------------------------  --------  ----------------------------- --------
          Signature              Date              Signature             Date

                                              [OMITTED FOR CONFIDENTIALITY]
---------------------------------------  --------------------------------------
Name of Person Authorized to Sign                     Contracting Officer


--------------------------------------
                Title

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                 PAGE OF PAGES
        U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION           1       1
-------------------------------------------------------------------------------
1. MODIFICATION NO.  M 006         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080
2. a. DATE ISSUED:   10/28/2003         b. PR NO.:   04-01546
   c. FINANCE NO.:   660794             d. TIN/SSN:  52-1467966
-------------------------------------------------------------------------------
3. SUPPLIER:                            4. ISSUED BY:
   Government Telecommunications Inc.      U.S. POSTAL SERVICE
   4500 Southgate Place                    AUTOMATION CMC
   Suite 300                               8403 LEE HIGHWAY DEWEY BLDG
   Chantilly        VA 20151               MERRIFIELD VA 22082-8150

ATTENTION:                              FOR INFORMATION CALL:
   Thomas Cuneo                            [OMITTED FOR CONFIDENTIALITY]
   (703) 631-5155
                                        ACO CODE: 3AAERD
-------------------------------------------------------------------------------
5. The above numbered contract/order/agreement is modified as set forth in Block 6, by supplemental agreement entered into pursuant to authority of mutual agreement of the parties.
-------------------------------------------------------------------------------
6. DESCRIPTION OF MODIFICATION:
   This modification definitizes previously unpriced line items, makes changes to the SOW, and changes the payment terms.

   In Block 13 of the PS Form 8203 change the contents to read "1/2 percent 15, Net 30."

   Replace the Contract Line Item Schedule with the attached.

   Replace the existing SOW with the attached Revision 2.0.


Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.
-------------------------------------------------------------------------------
7. ACCOUNTS PAYABLE DATA /X/ is not,  / / is changed, see

    Previous Grand Total:            $1,611,467.00
    Value of Modification:                   $0.00
    New Grand Total:                 $1,611,467.00
-------------------------------------------------------------------------------
The supplier / / is not  /X/ is required to sign and return an original and 1 copy(ies) of this modification to the Issuing Office (See Block 4).
-------------------------------------------------------------------------------
8. SIGNATURES: SUPPLIER                  U.S. POSTAL SERVICE

/s/ Judith McCune              10/29/03  [OMITTED FOR CONFIDENTIALITY] 10/29/03
-----------------------------  --------  ----------------------------- --------
          Signature              Date              Signature             Date

             Judith McCune                   [OMITTED FOR CONFIDENTIALITY]
---------------------------------------  --------------------------------------
Name of Person Authorized to Sign                     Contracting Officer

          V.P. Operations
---------------------------------------
                Title

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                 PAGE OF PAGES
    CONTRACT/ORDER MODIFICATION DESCRIPTION - CONTINUATION         2       2
-------------------------------------------------------------------------------
1. MODIFICATION NO.  M 007         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080
-------------------------------------------------------------------------------
6. DESCRIPTION OF MODIFICATION:

   All wiring shall be installed under the raised floor by use of consolidation points at the USPS Engineering Building. All wiring at the Dewey Building shall be installed above the existing suspended ceiling.

   This work is funded under Finance Number 66-0007. Correct the PCN in Modification 005 to read 3910.20. The definitized firm fixed price for this work is $1,558,889.

   See attached revision to the Contract Line Item Schedule incorporating the definitized items.

-------------------------------------------------------------------------------
                                                                 PAGE OF PAGES
        U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION           1       2
-------------------------------------------------------------------------------
1. MODIFICATION NO.  M 007         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080
2. a. DATE ISSUED:   11/05/2003        b. PR NO.:  04-02284
   c. FINANCE NO.:   660794            d. TIN/SSN: 52-1467966
-------------------------------------------------------------------------------
3. SUPPLIER:                           4. ISSUED BY:
   Government Telecommunications Inc.     U.S. POSTAL SERVICE
   4500 Southgate Place                   AUTOMATION CMC
   Suite 300                              8403 LEE HIGHWAY DEWEY BLDG
   Chantilly            VA 20151          MERRIFIELD VA 22082-8150

ATTENTION:                             FOR INFORMATION CALL:
   Bill Leonard                           [OMITTED FOR CONFIDENTIALITY]
   (703) 631-5155

                                       ACO CODE:  3AAERD
-------------------------------------------------------------------------------
5. The above numbered contract/order/agreement is modified as set forth in Block 6, by supplemental agreement entered into pursuant to authority of the Changes clause.
-------------------------------------------------------------------------------
6. DESCRIPTION OF MODIFICATION:

   The purpose of this modification is to definitize Modification 005 for the design, engineering, installation and test of an infrastructure replacement of the local area network wiring system supporting the Engineering and Dewey Buildings at the Merrifield USPS facility, in accordance with GTI Quotes GTI031016Rev2 and GTI031017Rev2.

   Work shall commence on November 10, 2003 and shall be completed not later than January 31, 2004. Work may be performed during the blackout period, although otherwise prohibited by the contract, because these facilities are not mail processing facilities. Work shall involve multiple shifts in order to minimize disruption to USPS personnel and their mission.


Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.
-------------------------------------------------------------------------------
7. ACCOUNTS PAYABLE DATA  | | is not,   |X| is changed, see

     Previous Grand Total:           $16,611,467.00
     Value of Modification:             -$52,578.00
     New Grand Total:                $16,558,889.00
-------------------------------------------------------------------------------
The supplier  | | is not   |X| is required to sign and return an original and 1
copy(ies) of this modification to the Issuing Office (See Block 4).
-------------------------------------------------------------------------------
8. SIGNATURES: SUPPLIER                U.S. POSTAL SERVICE


   /s/ Judith McCune       11/6/03       /s/ Robert P. D'Orso C.P.M.    11/6/03
------------------------- ----------   ------------------------------- --------
        Signature            Date              Signature                 Date

           Judith McCune                     Robert P. D'Orso C.P.M.
------------------------------------   ----------------------------------------
 Name of Person Authorized to Sign             Contracting Officer

           V.P. Operations
------------------------------------
                Title
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                 PAGE OF PAGES
        U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION           1       1
-------------------------------------------------------------------------------
1. MODIFICATION NO.  M 008         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080
2. a. DATE ISSUED:   11/20/2003        b. PR NO.:  04-03276
   c. FINANCE NO.:   670040            d. TIN/SSN: 52-1467966
-------------------------------------------------------------------------------
3. SUPPLIER:                           4. ISSUED BY:
   Government Telecommunications Inc.     U.S. POSTAL SERVICE
   4500 Southgate Place                   AUTOMATION CMC
   Suite 300                              8403 LEE HIGHWAY DEWEY BLDG
   Chantilly            VA 20151          MERRIFIELD VA 22082-8150

ATTENTION:                             FOR INFORMATION CALL:
   Bill Leonard                           [OMITTED FOR CONFIDENTIALITY]
   (703) 631-5155

                RECEIVED
                11/20/03
              USPS3.063.00            ACO CODE:  3AAERD
-------------------------------------------------------------------------------
5. The above numbered contract/order/agreement is modified as set forth in Block 6, by modification issued pursuant to authority of the Changes clause.
-------------------------------------------------------------------------------
6. DESCRIPTION OF MODIFICATION:

This modification adds the requirement for the W.F. Bolger Leadership Development Center to the MPI contract. The contractor shall begin work immediately and the work will be completed within 10 weeks of the execution date of this modification as proposed by the contractor in the attached proposal. The prices for elements of the work not already on the MPI contract remain undefinitized, and these additional line items shall be definitized within 30 days of receipt of this modification. The Finance Number for this action is 67-0040, PCN: 3600.10.

Attachment: Contractor's proposal, two pages.


Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.
-------------------------------------------------------------------------------
7. ACCOUNTS PAYABLE DATA  | | is not,   |X| is changed, see

     Previous Grand Total:           $16,558,889.00
     Value of Modification:           $2,257,531.00
     New Grand Total:                $18,816,420.00
-------------------------------------------------------------------------------
The supplier |X| is not  | | is required to sign and return an original and
     copy(ies) of this modification to the Issuing Office (See Block 4).
-------------------------------------------------------------------------------
8. SIGNATURES: SUPPLIER                U.S. POSTAL SERVICE


                                          /s/ Mark Guilfoil       NOV. 20, 2003
------------------------- ----------   -------------------------  -------------
        Signature            Date              Signature               Date

                                                  Mark Guilfoil
------------------------------------   ----------------------------------------
 Name of Person Authorized to Sign             Contracting Officer


------------------------------------
            Title
-------------------------------------------------------------------------------

                       USDA - Nationwide Maint. Contract

                                        THIS NUMBER MUST APPEAR ON ALL INVOICES,
UNITED STATES DEPARTMENT OF AGRICULTURE      PACKAGES, AND PAPERS RELATING
           PURCHASE ORDER                           TO THIS ORDER
-------------------------------------------------------------------------------
PAGE NO.       CONTRACT NUMBER          ORDER DATE      ORDER NUMBER    SUB.
1 OF 1          GS00T97NSD0112           05/21/03        43-3151-3-8117
-------------------------------------------------------------------------------

TYPE PURCHASE (Check one)                   SELLER'S IDENT. NO.       FORM 1099            TAXPAYER'S IDENT. NO.
| | PURCHASE ORDER  |X| DELIVERY ORDER      TIN 52 1467966            | | NO  | | YES
    (See reverse)
-----------------------------------------------------------------------------------------------------------------------------------
TO: (Seller's Name, Address, City, State, Zip Code, and Phone No.)     Consignee, Address, Zip Code, and Place of Inspection
                                                                         and Acceptance
Government Telecommunications, Inc.                SHIP                 USDA/FSA/KCITSIO/TD
VID 52 1467966A                                     TO                  6501 BEACON DRIVE
4500 Southgate Place Suite 300                                          KANSAS CITY MO 64133-4675
Chantilly VA 20151-1720
Attn: Bill Leonard 571-323-1312
-----------------------------------------------------------------------------------------------------------------------------------
LINE    ACT                                                                                    UNIT
ITEM    CODE                       DESCRIPTION                              QUANTITY           ISSUE     UNIT PRICE     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
01               Maintenance and support services for the USDA Partner    S     4               mos      $98,336.90   $393,347.60
                 Agency Telephone Systems for the period June 1, 2003,    E
                 through September 30, 2003, in accordance with the       L
                 attached Statement of Work (pages 1 through 17), the     L
                 contractor's proposal dated March 3, 2003, and           E
                 April 16, 2003, as amended. Note: Sections L and M       R
                 have been removed from the attached Statement of Work.   '
                                                                          S
                 TA# 03-0206
                                                                          O
                                                                          R
                 COR Appointment:                                         I
                 [OMITTED FOR CONFIDENTIALITY]                            G
                                                                          I
                                                                          N
                 CONTRACT SPECIALIST: [OMITTED FOR CONFIDENTIALITY]       A
                                                                          L

-----------------------------------------------------------------------------------------------------
THIS PURCHASE ORDER NEGOTIATED PURSUANT TO AUTHORITY OF 41 U.S.C. 252(c)(                          ).
-----------------------------------------------------------------------------------------------------------------------------------
F.O.B. POINT                                  DISCOUNT AND/OR NET PAYMENT TERMS
Destination                                    Net 30                                                    TOTAL        $393,347.60
-----------------------------------------------------------------------------------------------------------------------------------
DELIVER TO F.O.B. POINT ON OR BEFORE (Date)    SHIP VIA
September 30, 2003                             Best way
-----------------------------------------------------------------------------------------------------------------------------------

------------------
      DO NOT              BILLING INSTRUCTIONS:
   SHIP ORDER TO          NO BILLING WILL BE SUBMITTED IN ADVANCE OF SHIPMENT
   THIS ADDRESS           Furnish Invoice With Our ORDER NUMBER To:
(SHIP TO CONSIGNEE        [OMITTED FOR CONFIDENTIALITY]
  ADDRESS ABOVE)
------------------

    FAILURE TO SHOW OUR PURCHASE ORDER NUMBER ON INVOICE WILL DELAY PAYMENT
               FREIGHT CHARGE OVER $100 REQUIRES BILL OF LADING
     IF AVAILABLE, INCLUDE YOUR NINE POSITION DUNS NUMBER ON EACH INVOICE

-------------------------------------------------------------------------------
ISSUING OFFICE NAME AND ADDRESS          ORDERED BY (Name and Title)

USDA/FSA/MSD/AMB/SPS                     [OMITTED FOR CONFIDENTIALITY]
1400 Independence Ave SW Stop 0567       --------------------------------------
Washington DC 20250-0567                 COMMERCIAL PHONE (Area Code and Number)

                                         [OMITTED FOR CONFIDENTIALITY]
                                         --------------------------------------
                                         AUTHORIZED SIGNATURE

                                         [OMITTED FOR CONFIDENTIALITY]

-------------------------------------------------------------------------------
                               SELLER'S ORIGINAL    FORM AD-838-5PE (Rev. 7/90)

                                       53000 USDA3.001
                                        THIS NUMBER MUST APPEAR ON ALL INVOICES,
UNITED STATES DEPARTMENT OF AGRICULTURE       PACKAGES, AND PAPERS RELATING
            PURCHASE ORDER                            TO THIS ORDER
-------------------------------------------------------------------------------
PAGE NO.       CONTRACT NUMBER          ORDER DATE      ORDER NUMBER    SUB.
1 OF 1          GS00T97NSD0112           06/02/03        43-3151-3-8117  01
-------------------------------------------------------------------------------

TYPE PURCHASE (Check one)                   SELLER'S IDENT. NO.       FORM 1099            TAXPAYER'S IDENT. NO.
| | PURCHASE ORDER  |X| DELIVERY ORDER      TIN 52 146 7966           | | NO  | | YES
    (See Reverse)
-----------------------------------------------------------------------------------------------------------------------------------
TO: (Seller's Name, Address, City, State, Zip Code, and Phone No.)     Consignee, Address, Zip Code, and Place of Inspection
                                                                         and Acceptance
Government Telecommunications, Inc.                SHIP                 USDA/FSA/KCITSIO/TD
VID 52 146 7966A                                    TO                  6501 BEACON DRIVE
4500 Southgate Place Suite 300                                          KANSAS CITY MO 64133-4675
Chantilly VA 20151-1720
Attn: Bill Leonard 571-323-1312
-----------------------------------------------------------------------------------------------------------------------------------
LINE    ACT                                                                                    UNIT
ITEM    CODE                       DESCRIPTION                              QUANTITY           ISSUE     UNIT PRICE     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                 This delivery order is hereby modified to add CLIN 2     S
                 as shown below:                                          E
                                                                          L
02               CPU Battery Replacement                                  L   400               ea         $300.00   $120,000.00
                                                                          E
                 TA# 03-0206                                              R
                                                                          '
                                                                          S
                 Original DO Amount:      $393,347.60
                 Increase DO amount:      $120,000.00                     O
                 New DO amount:           $513,347.60                     R
                                                                          I
                                                                          G
                                                                          I
                                                                          N
                 Technical contact: Deborah Pruett 816-926-2696           A
                                                                          L

-----------------------------------------------------------------------------------------------------
THIS PURCHASE ORDER NEGOTIATED PURSUANT TO AUTHORITY OF 41 U.S.C. 252(c)(                          ).
-----------------------------------------------------------------------------------------------------------------------------------
F.O.B. POINT                                   DISCOUNT AND/OR NET PAYMENT TERMS
Destination                                    Net 30                                                    TOTAL        $513,347.60
-----------------------------------------------------------------------------------------------------------------------------------
DELIVER TO F.O.B. POINT ON OR BEFORE (Date)    SHIP VIA
September 30, 2003                             Best way
-----------------------------------------------------------------------------------------------------------------------------------

------------------
      DO NOT              BILLING INSTRUCTIONS:
   SHIP ORDER TO          NO BILLING WILL BE SUBMITTED IN ADVANCE OF SHIPMENT
   THIS ADDRESS           Furnish Invoice With Our ORDER NUMBER To:
(SHIP TO CONSIGNEE        [OMITTED FOR CONFIDENTIALITY]
  ADDRESS ABOVE)
------------------

    FAILURE TO SHOW OUR PURCHASE ORDER NUMBER ON INVOICE WILL DELAY PAYMENT
               FREIGHT CHARGE OVER $100 REQUIRES BILL OF LADING
     IF AVAILABLE, INCLUDE YOUR NINE POSITION DUNS NUMBER ON EACH INVOICE

-------------------------------------------------------------------------------
ISSUING OFFICE NAME AND ADDRESS          ORDERED BY (Name and Title)

USDA/FSA/MSD/AMB/SPS                     [OMITTED FOR CONFIDENTIALITY]
1400 Independence Ave SW Stop 0567       --------------------------------------
Washington DC 20250-0567                 COMMERCIAL PHONE (Area Code and Number)

                                         202-720-3736
                                         --------------------------------------
                                         AUTHORIZED SIGNATURE

                                         [OMITTED FOR CONFIDENTIALITY]

-------------------------------------------------------------------------------
                               SELLER'S ORIGINAL    FORM AD-838-5PE (Rev. 7/90)

             AMENDMENT OF SOLICITATION / MODIFICATION OF CONTRACT

                                                                      Page 2
----------------------------------------------------------------------------

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

[ ] A. THIS CHANGE ORDER IS ISSUED PURSUANT TO THE CHANGES CLAUSE. THE
       CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN
       ITEM 10A.

[ ] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
       ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

[ ] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
       OF:

[X] D. OTHER EXERCISE OF OPTION - FAR 52.217-5
----------------------------------------------------------------------------
E. IMPORTANT: Contract [x] is not, [ ] is required to sign this document and return _____ copies to the issuing office.
----------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION

-The purpose of this modification is to Exercise Option I of said contract for the period of performance October 1, 2003 thru September 30, 2004.

-The funding for this action is subject to the Availability of Funds clause FAR 52-232-19.

-All other terms and conditions remain unchanged.

----------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER          16A. NAME AND TITLE OF CONTRACTING
     (Type or print)                          OFFICER (Type or print)

                                            [OMITTED FOR CONFIDENTIALITY]
------------------------------------- --------------------------------------
15B. CONTRACTOR/OFFEROR                16B. UNITED STATES OF AMERICA

     -------------------------              [OMITTED FOR CONFIDENTIALITY]
                                            -----------------------------
     (Signature of person                   (Signature of Contracting
     authorized to sign)                    Officer)
------------------------------------- --------------------------------------
15C. DATE SIGNED                       16C. DATE SIGNED

                                            9/22/03
----------------------------------------------------------------------------
EXCEPTION TO STANDARD FORM 30
APPROVED BY GSA/IRMS 9-89

             AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

----------------------------------------------------------------------------
1. CONTRACT ID CODE

------------------------------------- --------------------------------------
2. AMENDMENT/ MODIFICATION NO.         3. EFFECTIVE DATE
              01                          October 1, 2003
------------------------------------- --------------------------------------
4. REQUISITION/PURCHASE REQ. NO.       5. PROJECT NO. (If applicable)
               N/A
------------------------------------- --------------------------------------
6. ISSUED BY             CODE:         7. ADMINISTERED BY
                                          (If other than Item 6)
USDA/FSA/MSD/AMB/SPS
MAIL STOP 0567, ATTN: C. PHELPS
1400 Independence Ave, SW,
Washington, DC 20250-0567

------------------------------------- --------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR      9A. AMENDMENT OF SOLICITATION NO.
   (No., Street, County, State and         FSA-R-00019-00DC
    Zip Code)
9B. DATED (See Item 11)

   Government Telecommunications, Inc
   4500 Southgate Place, Suite 300      10A. MOD. OF CONTRACT / ORDER NO.
   Chantilly, VA 20151-1720                   GS00T97NSD0112
                                        10B. DATED (See Item 13)
Code:                                        5/21/03
FACILITY CODE:
------------------------------------- -------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)            RECEIVED
                                                               SEP 25 2003
                    043A0318500
----------------------------------------------------------------------------
EXCEPTION TO STANDARD FORM 30          STANDARD FORM 30 (REV 10-83)
APPROVED BY GSA/IRMA 9-87              FAR (48 CFR)  53.243

041TCCE                                 THIS NUMBER MUST APPEAR ON ALL INVOICES,
UNITED STATES DEPARTMENT OF AGRICULTURE       PACKAGES, AND PAPERS RELATING
               PURCHASE ORDER                            TO THIS ORDER
-------------------------------------------------------------------------------
PAGE NO.       CONTRACT NUMBER          ORDER DATE      ORDER NUMBER    SUB.
1 OF 1          GS00T97NSD0112          10/01/03        43-3151-4-8007
-------------------------------------------------------------------------------

TYPE PURCHASE (Check one)                   SELLER'S IDENT. NO.               FORM 1099            TAXPAYER'S IDENT. NO.
| | PURCHASE ORDER  |X| DELIVERY ORDER      TIN# 52 1467966  VID# 52 1467966A
    (See Reverse)
-----------------------------------------------------------------------------------------------------------------------------------
TO: (Seller's Name, Address, City, State, Zip Code, and Phone No.)     Consignee, Address, Zip Code, and Place of Inspection
                                                                         and Acceptance
GOVERNMENT TELECOMMUNICATIONS, INC.                SHIP                 USDA/FSA/KCITSIO/TD
4500 Southgate Place Suite 300                      TO                  6501 BEACON DRIVE
Chantilly VA 20151-1720                                                 KANSAS CITY MO 64133-4675

Attn: Bill Leonard 571-323-1312
-----------------------------------------------------------------------------------------------------------------------------------
LINE    ACT                                                                                    UNIT
ITEM    CODE                       DESCRIPTION                              QUANTITY           ISSUE     UNIT PRICE     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
01               Maintenance and support services for USDA Partner        S   12               MO        95,478.50   1,145,742.00
                 Agency Telephone Systems for the period October 1,       E
                 2003, through September 30, 2004 in accordance with      L
                 Vendor's proposal dated March 3, 2003, and April 16,     L
                 2003                                                     E
                                                                          R
02               CPU Card Battery Replacement                             '   2,000            EA           300.00     600,000.00
-----------------------------------------------------------------------   S  ------------------------------------------------------

                                                                          O
                                                                          R
                 SUBJECT TO THE AVAILABILITY OF FY2004 FUNDS              I
                                                                          G
                                                                          I
                                                                          N
                 CONTRACTING POC: CAROLYNN J. PHELSP                      A
                                  202-205-5649                            L


                               RECEIVED
                                7/25/03
                              53000.USDA 4
-----------------------------------------------------------------------------------------------------
THIS PURCHASE ORDER NEGOTIATED PURSUANT TO AUTHORITY OF 41 U.S.C. 252(c)(                          ).
-----------------------------------------------------------------------------------------------------------------------------------
F.O.B. POINT                                   DISCOUNT AND/OR NET PAYMENT TERMS
DESTINATION                                    NET 30                                                    TOTAL       $1,745,742.00
-----------------------------------------------------------------------------------------------------------------------------------
DELIVER TO F.O.B. POINT ON OR BEFORE (Date)    SHIP VIA
SEPTEMBER 30, 2004                             IAW CONTRACT
-----------------------------------------------------------------------------------------------------------------------------------

------------------
      DO NOT              BILLING INSTRUCTIONS:
   SHIP ORDER TO          NO BILLING WILL BE SUBMITTED IN ADVANCE OF SHIPMENT
   THIS ADDRESS           Furnish Invoice With Our ORDER NUMBER To:
(SHIP TO CONSIGNEE        [OMITTED FOR CONFIDENTIALITY]
  ADDRESS ABOVE)
------------------


    FAILURE TO SHOW OUR PURCHASE ORDER NUMBER ON INVOICE WILL DELAY PAYMENT
               FREIGHT CHARGE OVER $100 REQUIRES BILL OF LADING
     IF AVAILABLE, INCLUDE YOUR NINE POSITION DUNS NUMBER ON EACH INVOICE

-------------------------------------------------------------------------------
ISSUING OFFICE NAME AND ADDRESS          ORDERED BY (Name and Title)

USDA/FSA/MSD/AMB/SPS                     [OMITTED FOR CONFIDENTIALITY]
1400 INDEPENDENCE AVE SW                 --------------------------------------
WASHINGTON DC 20250-0567                 COMMERCIAL PHONE (Area Code and Number)

                                         202-205-5646
                                         --------------------------------------
                                         AUTHORIZED SIGNATURE

                                         [OMITTED FOR CONFIDENTIALITY]
-------------------------------------------------------------------------------
                               SELLER'S ORIGINAL    FORM AD-838-5PE (Rev. 7/90)

FSA-R-005-03DC                                              Page 1 of 17



SECTION B     PRICE SCHEDULE

B.1. PRICES

The contractor shall provide the services identified in the Section C, Description of Work, on a fixed price, monthly basis, as shown below, based on a quantity of 3,970 sites (refer to Section C.2).

CLIN   Monthly Price                  Extended Price             Per Site Price
----   -------------                  --------------             --------------

01     FY 2003: $98,336.90            FY 2003: $393,347.60       $24.77
                ----------                     -----------       ------
       (06/01/03 through 9/30/03)

02     FY 2004: $95,478.50            FY 2004: $1,145,742.00     $24.05
                ----------                     -------------     ------
       (10/01/03 through 9/30/04)

03     FY 2005: $93,096.50            FY 2005: $1,117,158.00     $23.45
                ----------                     -------------     ------
       (10/01/04 through 9/30/05)

04     FY 2006: $91,984.90            FY 2006: $1,103,818.80     $23.17
                ----------                     -------------     ------
       (10/01/05 through 9/30/06)

05     FY 2007: $90,198.40            FY 2007: $1,082,380.80     $22.72
                ----------                     -------------     ------
       (10/01/06 through 9/30/07)

Total Price*                                   $4,842,447.20
                                               -------------

*If all option periods exercised, exclusive of telephone system CPU battery replacement costs discussed below. The base period commenced on June 1, 2003.

B.1.2. TELEPHONE SYSTEM CPU BATTERY REPLACEMENT PRICE: In addition to the above prices, the government will pay $300 for each CPU battery replacement. The $300 per CPU battery replacement represents the unit price for the base and all option periods, if exercised.


SECTION C     DESCRIPTION OF WORK (January 10, 2003)

C.1 INTRODUCTION

The Government requires contractor services in providing maintenance and support services on telephone systems for United States Department of Agriculture (USDA) Partner Agencies in the Field Service Centers, State and County Offices. These agencies include:

     * Farm Service Agency (FSA)

FSA-R-005-03DC                                              Page 2 of 17

     * Natural Resource Conservation Service (NRCS)

     * Rural Development (RD)

C.2 BACKGROUND

(a) USDA has approximately 3,970 sites that are Field Service Centers, State Offices or County Offices throughout the 48 contiguous states, including Hawaii, Alaska, the Pacific Basin and Caribbean area (referred to hereafter as "entire geographically covered area"). These sites consist of one or more of the above agencies listed in Section C.1. At these sites, one agency is designated as the lead agency. The lead agency is responsible for contacting the National Help Desk (NHD) to request all telephone service needed for that site.

(b) The majority of phone systems in these areas consist of NEC Electra Pro II and NEAX2000 IVS phone systems. All other are various types, i.e., AT&T Partner Plus, Comdial, Executone, etc. See Attachment 1, "Telephone System Inventory" for the most recent available information of systems identified at USDA sites.

(c) USDA has an existing 5-year warranty contract with both Computer Consulting Operations Specialists, Inc. (CCOPS), and Advanced Communications, Inc. (ACI) on the NEC and NEAX2000 phone systems. There are approximately 1,934 NEC phone systems currently covered under this warranty. See Attachment 2, "System Warranty Information", for the list of systems currently under warranty and warranty expiration date. See Attachment 3 for a copy of CCOPS' NEC Warranty Support Plan, and Attachment 4 for a copy of ACI's NEC Warranty Support Plan. Also see Attachment 5 for USDA Warranty Procedures.

C.3 REQUIREMENTS

(a) The Contractor shall provide support for moves, additions, changes, or disconnects to the USDA's Partner Agency voice systems for the entire geographically covered area. The Contractor shall also provide remote and on-site system programming, on-site end-user training, monthly reports on services provided, and product installation. DURING FY 2002, APPROXIMATELY 3,000 CALLS WERE RECEIVED TO PROVIDE MAINTENANCE SUPPORT.

(b) All service requests for moves, adds, changes or disconnects will be submitted to the Contractor's Service Dispatch System via the NHD (refer to Section C.3.7).

(c) Each service request will identify a USDA Site Coordinator's name and phone number. The Site Coordinator will be physically located at the site where the work is to be performed and will be able to provide the Contractor information on the exact location where the work is to be completed.

(d) The Contractor shall have the ability to deploy certified technicians nationwide to meet maximum period downtime requirements specified in Section C.3.11.

FSA-R-005-03DC                                              Page 3 of 17

C.3.1 MOVES, ADDS, CHANGES, DISCONNECTS

(a) The Contractor shall perform the following as requested by the NHD.

    (1) Moves:

        (i)  Disconnect, move, and re-connect telephone systems and/or associated telephone equipment to new office location.
        (ii) Perform internal office moves on telephone systems and/or associated telephone equipment.

    (2) Adds:

        Install additional telephones/cards to telephone systems and/or associated telephone equipment.

    (3) Changes:

        (i) Change configuration of phone systems and/or associated telephone equipment (including disconnects and reconnects).
        (ii) Change program features on phone systems and/or associated telephone equipment.

    (4) Disconnects:

        (i)  Disconnect phones/cards from telephone systems.
        (ii) Disconnect phone systems.

C.3.2 REMOTE AND ON-SITE SYSTEM PROGRAMMING:

(a) The Contractor shall perform system software programming on KSU's and PBX's via each system's remote programming capability or, for minor changes, via the system's terminal set Program Mode. USDA may perform all other programming defined as "End-User" programming that does not necessitate going into the system Program Mode.

(b) The Contractor shall perform on-site software programming and/or system parts replacement, as necessary.

(c) The Contractor shall also provide updated programming and system configuration information to the warranty vendor on all systems under warranty when changes are made. The Contractor shall provide this information via soft copy or diskette in Microsoft Office 97 Word or Excel Spreadsheet format within 5 days following completion of work. The Contractor shall notify the Contracting Officer's Representative
    (COR), within the same 5 days, via e-mail or fax, when the information has been provided to the warranty vendor. The Government's service request number shall be referenced in this notification.

FSA-R-005-03DC                                              Page 4 of 17

C.3.3 END-USER TRAINING:

(a) The Contractor shall provide End-User training on the operation of telephones and available programming features, as requested by the COR or NHD. Contractor provided videos, user guides, supplemental training materials, and on-site training are all viable resources which may be used to ensure proper training.

(b) Onsite training shall include "hands-on training for new users. Classes shall be conducted at the trainee's site. Each class shall not exceed twelve students.

(c) From fiscal year 2000 through fiscal year 2002, approximately two user calls were received to provide end-user training. Under this contract, the government anticipates minimal requests for end-user training. The price for this training is part of the per-site charge.

C.3.4 REPORTS

(a) The Contractor shall provide monthly reports to the Contracting Officer
    (CO), COR, NHD and the following Government contacts detailing the services provided to each agency. These reports shall include the following:

    * Site Name, Address and ID
    * NHD Service Request Number
    * Date/Time Service was Ordered
    * Date/Time Service was Completed
    * Type of Telephone System
    * Current Number of Lines and Telephone Ports Active on System
    * Service Performed
    * Any calls covered by the warranty vendor and verification (who, what, when, where, how) the warranty vendor was notified prior to service worked.

(b) These reports may be soft copy or on diskette in Microsoft Office 97 Word or Excel Spreadsheet format and shall be submitted by the 15th of each month (or next business day if the 15th falls on a Sat/Sun or Federal holiday) and submitted to the appropriate agency listed below:

    * FARM SERVICE AGENCY
      U.S. Dept. of Agriculture
      Telecommunications Division
      [OMITTED FOR CONFIDENTIALITY]

FSA-R-005-03DC                                              Page 5 of 17


    * NATURAL RESOURCE CONSERVATION SERVICE
      Natural Resource Conservation Service
      [OMITTED FOR CONFIDENTIALITY]

    * RURAL DEVELOPMENT
      Rural Development
      [OMITTED FOR CONFIDENTIALITY]

C.3.5 SYSTEM MAINTENANCE FOR NON-WARRANTY EQUIPMENT: The Contractor shall install any telephone product resulting from equipment failures, natural disasters, or accidental user damage for which replacement is not covered under warranty.

C.3.6 SYSTEM MAINTENANCE FOR WARRANTY EQUIPMENT

(a) The Contractor shall install any telephone product from equipment failures for which replacement is covered under warranty. Some NEC telephone equipment is still under warranty. If a piece of equipment that is still under NEC warranty goes bad, the warranty vendor sends a replacement part to the site at no cost to the Government. The piece of equipment still has to be "installed" once it arrives at the site. The installer (contractor) must be "NEC Certified" so as not to void the manufacturer's warranty. NEC certified technicians must install the warranted equipment.

(b) The Contractor shall communicate with the warranty vendor on any work required on systems covered under warranty and comply with warranty provisions so as not to void the warranty contract. The Contractor shall keep a record of the following information for each service request to confirm communication with the warranty vendor:

        * NHD Service Request Number
        * Date of Call
        * Time of Call
        * Warranty Vendor's Representative
        * Contractor's Servicing Technician
        * Approval Status/Conditions

(c) If the Contractor fails to communicate with the warranty vendor on any work, and ultimately the warranty is voided as a result of actions or inaction taken by the Contractor, the Contractor shall return the equipment to Original Equipment Manufacture (OEM) standards within three days. The Contractor shall be responsible for the remaining warranty period for that telephone system at no additional cost to the Government and shall be maintained at

FSA-R-005-03DC                                              Page 6 of 17

    OEM standards.

C.3.7 TROUBLE CALL DISPATCH SYSTEM

(a) The Contractor shall provide a service dispatch system with a toll-free number for the National Help Desk (NHD) to report maintenance service requests. The Contractor shall also provide an answering service or other form of continuous telephone coverage to permit NHD to make contact 24 hours a day, 7 days a week. The NHD Technician will report all trouble calls to the Contractor's service dispatch system, rating the trouble calls as follows:

FSA-R-005-03DC                                              Page 7 of 17

    (1) Critical: System Failures
                  Disaster Recovery
                  Problems that affect the operational functions of the KSU or PBX.

    (2) Non-critical: All other repairs that do not affect the operational functionality of the KSU or PBX.

C.3.8 NATIONAL HELP DESK DATABASE: The Contractor will be given access to the USDA National Help Desk Database within five (5) business days after contract award. The Contractor shall enter all associated technical notes into the database as they occur. COmpletion dates of all service requests must be entered into the database within one day of completion.

C.3.9 PRINCIPLE PERIOD OF MAINTENANCE: The Principle Period of Maintenance
(PPM), is any nine (9) consecutive hours per day, including an official meal period not to exceed one hour per day, between the hours of 7 am and 7 pm local time for which work is to be performed, Monday through Friday, excluding holidays observed at the site.

C.3.10 RESPONSE TIME

(a) All critical trouble calls received shall be responded to within one hour of receipt. This response may take the form of a return telephone call to the site. Critical requests may require work to be performed on evenings, weekends or holidays as directed by the NHD.

(b) All non-critical trouble calls received shall be responded to within four (4) hours of receipt. This response may take the form of a return telephone call to the site.

C.3.11 MAXIMUM PERIOD OF MAINTENANCE DOWNTIME

(a) The Contractor shall complete maintenance within the maximum period of maintenance downtime. The maximum period of maintenance downtime is the number of hours - during the Principle Period of Maintenance (PPM) - the equipment being maintained is unavailable for use. The Maximum Period of Maintenance Downtime begins when the NHD makes a bonafide attempt:

    * To electronically transmit problems or service request to the Contractor's service dispatch system;

    * To contact the Contractor's Project Manager and/or Lead Service Technician by telephone or e-mail; or

    * To contact the Contractor's answering service or other continuous telephone coverage provided to permit USDA to make such contact.

FSA-R-005-03DC                                              Page 8 of 17

(b) The Maximum Period of Maintenance Downtime shall stop when the Contractor completes the repair or notifies the NHD that replacement equipment is required to complete maintenance in accordance with USDA Warranty Procedures in Attachment 5. The Maximum Period of Maintenance Downtime shall continue when the NHD notifies the Contractor in accordance with C.3.11 (a) that replacement equipment has been received at the site.

(c) USDA maximum downtime periods are set as follows:

    * 5 Hours - CRITICAL repairs that DO NOT require part replacement or a
                                      ------
      technician to be onsite (defined in Sect. C.3.7).

    * 10 Hours - CRITICAL repairs that DO require part replacement or a
                                       --
      technician to be onsite (defined in Sect. C.3.7). (20 Hours downtime allowed for repairs in Guam)

    * 10 Hours - NON-CRITICAL repairs that DO NOT require part replacement
                                           ------
      or a technician to be onsite (defined in Sect. C.3.7).

    * 18 Hours - NON-CRITICAL repairs that DO require part replacement
                                           --
      or a technician to be onsite (defined in Sect. C.3.7). (36 Hours downtime allowed for repairs in Guam).

(d) Non-critical repairs will be performed during Principle Period of Maintenance. Critical repairs, including moves or programming changes needed for Disaster Recovery may require work to be performed on evenings, weekends, or holidays as directed by the NHD.

C.3.12 KEY PERSONNEL (AGAR 452.237-74) (FEB 1988): The Contractor shall appoint a single point of contact to correspond directly with the COR and/or NHD to dispatch and process all service requests received.

(a) The Contractor shall assign to this contract the following key personnel:

    * PROJECT MANAGER (individual's name will be inserted at time of contract award)

    * LEAD SERVICE TECHNICIAN (individual's name will be inserted at time of contract award)

(b) During the first ninety (90), days of performance, the Contractor shall make no substitutions of key personnel unless the substitution is necessitated by illness, death, or termination of employment. The Contractor shall notify the Contracting Officer within 15 calendar days after the occurrence of any of these events and provide the information required by paragraph (c) below. After the initial 90-day period, the Contractor shall submit the information required by paragraph (c) to the Contracting Officer at least 15 days prior to making any permanent substitutions.

FSA-R-005-03DC                                              Page 9 of 17


(c) The Contractor shall provide a detailed explanation of the circumstances necessitating the proposed substitutions, complete resumes for the proposed substitutes, and any additional information requested by the Contracting Officer. Proposed substitutes shall have comparable qualifications to those of the persons being replaced. The Contracting Officer will notify the Contractor within 15 calendar days after receipt of all required information of the decision on substitutions. The contract will be modified to reflect any approved changes of key personnel.

    (1) GENERAL QUALIFICATIONS:  The PROJECT MANAGER must have a minimum
        ----------------------   of six (6) years general experience which
                                 includes the following:

        (i) Effective oral, written communications and management skills to organize, plan and direct maintenance support activities for a multiple agency environment including the requirements of Section C herein. Project Manager shall be responsible for resolving escalated problems. The Project Manager shall meet the qualification identified below:

            (A) GENERAL EXPERIENCE: The project manager shall have at least six (6) years of telephone maintenance management experience:

            (B) SPECIALIZED EXPERIENCE: The project manager shall have at least three (3) years of management and supervision of maintenance projects. (These 3 years may be a part of the 6 years general experience). This experience shall include two years of managing maintenance contract involving a nationwide multi-site distributed system.

            (C) EDUCATION: The project manager shall have earned a four-year college degree or equivalent. Experience beyond the above general and specialist experience may be substituted for the formal education requirements at the rate of 12 calendar months of work experience for each 32-semester hours of college credit.

    (2) GENERAL QUALIFICATIONS:  The LEAD SERVICE TECHNICIAN must have a
        ----------------------   minimum of four- (4) years of general
                                 experience, which includes the following:

        (i) Effective oral, written communications and management skills to organize, plan and direct maintenance support activities, along with the project manager, for a multiple agency environment including the requirements of Section C herein. The Lead Service Technician must meet the qualifications below:

            (A) GENERAL EXPERIENCE: The lead service technician shall have at least four (4) years of telephone maintenance management experience.

FSA-R-005-03DC                                              Page 10 of 17


            (B) SPECIALIZED EXPERIENCE: The lead service technician shall have at least three- (3) years of supervision of telephone maintenance projects. (These 3 years may be a part of the 4 years general experience). This experience shall include two years of supervising personnel on a telephone maintenance contract involving a nationwide multi-site distributed system.

            (C) EDUCATION: The lead service technician shall have earned a four-year college degree or equivalent. Experience beyond the above general and specialist experience may be substituted for the formal education requirement at the rate of 12 calendar months of work experience for each 32-semester hours of college credit.

C.3.13 TRANSITION: This contract requires a Transition Plan. A smooth and orderly transition following contract award between the incoming and outgoing Contractor is necessary to assure minimum disruption to vital Government business.

(a) TRANSITION TO MAINTENANCE UNDER THIS CONTRACT: FSA requires transition from the current maintenance contract to maintenance provided under this contract. Transition will be accomplished by the incoming Contractor performing 50% of the maintenance under this contract for a period of not less than 14 calendar days. The intent of FSA is to provide 14 calendar days from the date of contract award to the start of full contract performance or March 1, 2003, whichever is the later date. During the 14 calendar day transition period, the incumbent contractor will receive 50% of their normal monthly invoice amount for acceptable performance. During the transition period, the incoming contractor will receive 50% of their monthly invoice amount for acceptable performance. Upon completion of the transition period, the incoming contractor will begin to receive 100% of the monthly invoice amount.

(b) TRANSITION FROM MAINTENANCE UNDER THIS CONTRACT: FSA requires transition from maintenance provided under this contract to maintenance provided under a successor contract. Transition will be accomplished by the incumbent Contractor providing 50% of the maintenance under the current contract for a period of not less than 14 calendar days, but not more than 30 calendar days. The outgoing Contractor shall cooperate to the extent required to permit an orderly changeover to the successor Contractor. The incumbent Contractor shall continue performance to completion on any assigned, open service request. During the 14 calendar day transition period, the incumbent contractor will receive 50% of their normal monthly invoice amount for acceptable performance. During the transition period, the incoming contractor will receive 50% of their monthly invoice amount for acceptable performance. Upon completion of the transition period, the incoming contractor will begin to receive 100% of the monthly invoice amount.

SECTION D  RESERVED


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FSA-R-005-03DC                                              Page 11 of 17


SECTION E  CONTRACTOR PERFORMANCE REQUIREMENTS

-------------------------------------------------------------------------------------------------------------
PERFORMANCE REQUIREMENT             PERFORMANCE STANDARD       PERFORMANCE MEASUREMENT       DEDUCTION FROM
                                                                                               INVOICE FOR
                                                                                                EXCEEDING
                                                                                               MEASUREMENT
-------------------------------------------------------------------------------------------------------------
1. The contractor shall          The contractor shall not     The COR will periodically
deploy certified technicians     have more than three         survey sites to determine              1%
nationwide to perform            instances in any             if performance was
Moves, Adds, Changes,            consecutive three-month      successful.
Disconnects, Remote and          period of inaccurate or
Offsite System                   incomplete performance.
Programming, and End-
User Training.
-------------------------------------------------------------------------------------------------------------
2. Deliver required reports.     A Monthly Report shall       COR will review report
                                 be delivered by the 15th     for accuracy and content             0.25%
                                 of the month following       as required. The report is
                                 the end of the previous      returned to the contractor
                                 month's reporting            for corrections no more
                                 period.                      than once a quarter.
-------------------------------------------------------------------------------------------------------------
3. Enter ALL associated          Technical notes shall be     COR will review data
technical notes into the         entered as they occur.       entered into the NHD                   5%
NHD database.                    Completion dates shall       database periodically, and
                                 be entered within one        make RANDOM follow up
                                 day of completion.           calls for verification. The
                                                              contractor shall exceed
                                                              80% overall of the
                                                              sampling. Measurement
                                                              will be done randomly by
                                                              the COR or designee and
                                                              substantiated by follow up
                                                              surveying of the
                                                              customer(s) called.
-------------------------------------------------------------------------------------------------------------
4. Respond to all trouble        Critical - Within one        COR or Designee will
calls according to priority.     hour of receipt.             produce reports from the               1%
                                 Non-critical - Within        call tracking system and
                                 four hours of receipt.       verify.
-------------------------------------------------------------------------------------------------------------
5. Complete all trouble calls    Critical (not requiring      COR or Designee will
within maximum period of         part replacement ) - 5       produce reports from the              1.2%
maintenance downtime             hours.                       call tracking system and
(C.3.11).                        Critical (requiring part     verify.
                                 replacement) - 10 hours.
                                 Non-critical (not
-------------------------------------------------------------------------------------------------------------



FSA-R-005-03DC                                              Page 12 of 17
-------------------------------------------------------------------------------------------------------------
PERFORMANCE REQUIREMENT             PERFORMANCE STANDARD       PERFORMANCE MEASUREMENT       DEDUCTION FROM
                                                                                               INVOICE FOR
                                                                                                EXCEEDING
                                                                                               MEASUREMENT
-------------------------------------------------------------------------------------------------------------
                                 requiring part
                                 replacement) - 10 hours.
                                 Non-critical (requiring
                                 part replacement) - 18
                                 hours.
-------------------------------------------------------------------------------------------------------------
6. Provide courteous             Receive no more than         COR will review data                  0.25%
service.                         two valid complaints         entered into the NHD
                                 during the month.            database periodically, and
                                                              make RANDOM follow up
                                                              calls for verification.
-------------------------------------------------------------------------------------------------------------

SECTION F  RESERVED

SECTION G  CONTRACT ADMINISTRATION

G.1 CONTRACTING OFFICER

(a) The Contracting Officer is the only person authorized to approve changes in any of the requirements under this contract, and notwithstanding any clause contained elsewhere in this contract, the said authority remains solely with the Contracting Officer. In the event the Contractor effects any changes at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority, and no adjustment will be made in the contract prices to cover any increase in charges incurred as a result thereof.

FSA-R-005-03DC                                              Page 13 of 17


(b) Copies of all correspondence concerning this contract must be provided to the Contracting Officer/Specialist at the address below and shall make reference to the contract number.

    (1) The Contracting Officer is [OMITTED FOR CONFIDENTIALITY]
        The Contract Specialist is [OMITTED FOR CONFIDENTIALITY]
        When using regular mail, use the following address:

        USDA/FSA/MSD/AMB/SPS
        Stop 0567
        1400 Independence Ave., S.W.
        Washington, D.C. 20250-0567

    (2) When express mailing or hand delivering to the Contracting Officer/ Contract Specialist, use the following address:

        USDA/FSA/MSD/AMB/SPS
        1280 Maryland Avenue, S.W., Suite 580
        Washington, D.C. 20024
        [OMITTED FOR CONFIDENTIALITY]

G.2 CONTRACTING OFFICER REPRESENTATIVE RESPONSIBILITIES

(a) A Contracting Officer's Representative (COR) will be designated, on authority of the Contracting Officer, to monitor all technical aspects and assist in administering the contract. The types of actions within the purview of the COR's authority are to assure that the contractor performs the technical requirements of the contract; to perform inspections necessary in connection with performance of the contract;
    to monitor the contractor's performance under the contract and notify the contractor and the Contracting Officer of any deficiencies observed. The COR shall be the single coordinating point of contact with the contractor, other than the Contracting Officer and National Help Desk.
    A more comprehensive list of responsibilities and limitations will be provided to the Contractor after contract award. Within five business days after contract award, the contractor will be provided with a copy of the COR appointment letter. The contractor shall review the letter, address any questions to the Contracting Specialist regarding the appointment letter, and return a signed original of the letter to the Contracting Specialist within 15 calendar days after contract award. Failure by the contractor to return a signed copy of the appointment letter within the above required time frame will indicate the contractor's acceptance of the COR appointment letter terms.

(b) The COR assigned to this contract is: Deborah Pruett (816) 926-2696; USDA/FSA/KCITSTO; 6501 Beacon Drive, Kansas City MO 64133-4675

FSA-R-005-03DC                                              Page 14 of 17

SECTION H  SPECIAL CONTRACT REQUIREMENTS

H.1 452.211-75 - EFFECTIVE PERIOD OF THE CONTRACT (FEB 1988): The effective period of this contract is from the date of contract award through September 30, 2003, with four, 12 month option periods. If all option periods are exercised, the contract will end September 30, 2007.

H.2 TYPE OF CONTRACT: This is a Firm Fixed-Price type of contract. Refer to Section H.4 for option period information.

H.3 INVOICES: The Contractor shall submit original invoices to the individual identified under "Billing Instructions" of the AD-838 (delivery order). Invoices shall only include the fixed prices for deliverables identified herein. Invoices should be submitted on a monthly basis and should only invoice for the prior, completed month.

(a) The contractor shall include the following documentation with all invoices:

    * Contract number
    * Name and payment address of contractor
    * Invoice date and period invoice covers
    * Delivery order number
    * Site name, address and ID
    * Date/time service was ordered and completed
    * Type of service performed, i.e., move, add, change, etc.
    * Type of telephone system
    * Any parts repaired
    * Any calls covered by warranty and verification (who, what, when, where, how) the warranty vendor was notified prior to service worked.

(b) Invoices containing errors will not be corrected by the Government. The invoices will be returned to the contractor for correction. An invoice resubmitted after the error is corrected shall have the annotation "Corrected Invoice" on its face and a new invoice date.

(c) Invoice Submission: The contractor shall submit all invoices to the following address:

    USDA/FSA/TD
    Attn: TBD, COR
    Mail Stop: 8288
    6501 Beacon Drive
    Kansas City, MO 64133-4675

FSA-R-005-03DC                                              Page 15 of 17

H.4 OPTION TO EXTEND THE TERM OF THE CONTRACT - FIXED PRICE CONTRACT (AGAR 452.217-78) (MAR 2000)

(a) The Government has the option to extend for four additional period(s). If more than 60 days remain in the contract period of performance, the Government, without prior written notification, may exercise this option by issuing a contract modification. To exercise this option within the last 60 days of the period of performance, the government must provide the Contractor written notification prior to that last 60-day period. This preliminary notification does not commit the Government to exercising the option.

(b) Exercise of an option will result in the following contract modification:
    The "period of performance" clause will be modified as follows:

              ====================================================
                                     START             END
               PERIOD                DATE              DATE
              ----------------------------------------------------

               Option Period I       10/01/2003        09/30/2004
              ----------------------------------------------------

               Option Period II      10/01/2004        09/30/2005
              ----------------------------------------------------

               Option Period III     10/01/2005        09/30/2006
              ----------------------------------------------------

               Option Period IV      10/01/2006        09/30/2007
              ====================================================

H.5 RESERVED.

H.6 POST AWARD CONFERENCE: A post award conference may be held to review the contract, answer questions, and initiate the contract activity. The date, time, and location for the post award meeting will be provided to the contractor at time of contract award.

H.7 CONTRACTOR'S RELEASE FORM: A Contractor Release is required under this contract. The form shall be submitted using the format established in Attachment 6, Contractor's Release. The Government may withhold final payment until receipt of the completed Contractor Release document. The contractor is encouraged to submit the release form with the final invoice, or within thirty (30) calendar days of completion of the contract, to the Contracting Officer.

H.8 CONTRACTOR PERFORMANCE

(a) PERFORMANCE AT GOVERNMENT SITES

The Contractor shall abide by USDA/FSA/NRCS/RD policies regarding provisions for authorized entrance and exit at Government facilities.

FSA-R-005-03DC                                              Page 16 of 17


(b) IDENTIFICATION BADGES

All Contractor employees shall be required to wear visitor badges when working in Government facilities.

FSA-R-005-03DC                                              Page 17 of 17

(c) PERSONNEL REMOVAL AND REPLACEMENT

Contractor employees may be subject to investigation by the Government for security purposes. Contractor employees who undergo Minimum Background Investigations, which reveal any of the following, may be unacceptable under this contract:

* conviction of a felony,
* crime of violence
* a serious misdemeanor,
* a record of arrests for continuing offenses.

The Government reserves the right to determine if a Contractor (including Subcontractors) employee assigned under this contract shall continue under the contract. The contractor shall agree to remove the person assigned within one day of official notification by the Government. New hires or substitutions of personnel are subject to the Minimum Background Investigation requirement.

SECTION I

I.1 52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within ten calendar days for the end of the current period of performance.

SECTION J  LIST OF ATTACHMENTS

The following attachments are part of the above Statement of Work. Attachments 1 and 2 are attached Excel spreadsheets. Attachments 3, 4 and 5 are provided at the bottom of this document. The attachment titles are as follows:

      Attachment 1 - Telephone System Inventory
      Attachment 2 - Telephone System Warranty Information
      Attachment 3 - CCOPS NEC Warranty Support Plan for the USDA
      Attachment 4 - ACI NEC Warranty Support Plan for the USDA
      Attachment 5 - USDA Warranty Procedures
      Attachment 6 - Contractor's Release

SECTION K  RESERVED